Exhibit 10.3
AMENDMENT No. 5 TO AMENDED AND RESTATED
PURCHASE AGREEMENT DCT-021/03
This Amendment No. 5 to the Amended and Restated Purchase Agreement DCT-021/03, dated as of June 30, 2008 (“Amendment No. 5”) relates to the Amended and Restated Purchase Agreement DCT-021/03 (the “Purchase Agreement”) between Embraer — Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and US Airways Group, Inc. (“Buyer”) dated June 13, 2006, as amended from time to time (collectively referred to herein as “Agreement”). This Amendment No. 5 is between Embraer and Buyer, collectively referred to herein as the “Parties”.
This Amendment No. 5 sets forth additional agreements between Embraer and Buyer with respects to the matters set forth herein.
Except as otherwise provided for herein, all terms of the Purchase Agreement shall remain in full force and effect. All capitalized terms used in this Amendment No. 5 which are not defined herein shall have the meaning given in the Purchase Agreement. In the event of any conflict between this Amendment No. 5 and the Purchase Agreement, the terms, conditions and provisions of this Amendment No. 5 shall control.
WHEREAS, the Bureau of Labor Statistics has discontinued publishing certain Labor Indices which are contained in the Escalation Formula, and
WHEREAS, pursuant to the Proposal of Major Change dated March 02, 2007, Embraer and Buyer have agreed to change the rechargeable flashlights of certain Aircraft to non-rechargeable ones and revise the unit Aircraft Basic Price accordingly.
NOW, THEREFORE, for good and valuable consideration which is hereby acknowledged, Embraer and Buyer hereby agree as follows:
1. Changes in the Escalation Formula
Since the Labor Indices ** and ** (as such indices are referred to in Attachment “D” to the Purchase Agreement) are no longer published by the Bureau of Labor Statistics (“BLS”) of the US Department of Labor, the Purchase Price for all Aircraft shall be calculated as described below.
1.1	For the period from January 2003 up to May 2008, the Basic Price shall be escalated according to Attachment “D” of the Purchase Agreement and the resulting escalation for such period is **.
1.2
For the period from May 2008 up to the Contractual Delivery Month, the Basic Price shall be escalated according to Attachment “D1”, attached to this Amendment No. 5, which shall be incorporated into the Purchase Agreement.

1.3
Any references to Attachment “D” shall be deemed references to Attachments “D” and “D1”, collectively, and any application of the Escalation Formula required under the Purchase Agreement shall follow the procedure described in this Article 1 to this Amendment No. 5.

Amendment No. 5 to Purchase Agreement DCT-021/03

**	Confidential Treatment Requested.

2. Flashlights
The ** and ** Aircraft shall be delivered with non-rechargeable flashlights. **. The Aircraft Basic Price of ** Aircraft shall be increased by US$ ** (**) in ** economic conditions to reflect this change.
3. Aircraft Basic Price
3.1 Article 3.1 of the Purchase Agreement shall be deleted and replaced by the following:
“3.1 Buyer agrees to pay Embraer, in United States dollars, the following unit Aircraft Basic Price in ** economic conditions:

EMBRAER 190 Initial Aircraft **	US$ **
EMBRAER 190 Initial Aircraft **	US$ **
EMBRAER 190 Initial Aircraft **	US$ **
EMBRAER 190 Additional Aircraft	US$ **”
3.2 The unit Option Aircraft Basic Price of US$ ** in Article 21.3 of the Purchase Agreement shall be deleted and replaced by US$ **.
4. Miscellaneous
All other terms and conditions of the Purchase Agreement which are not specifically amended or modified by this Amendment No. 5, shall remain in full force and effect without any change.

Amendment No. 5 to Purchase Agreement DCT-021/03

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IN WITNESS WHEREOF, EMBRAER and BUYER, by their duly authorized officers, have entered into and executed this Amendment No. 5 to Purchase Agreement to be effective as of the date first written above.

EMBRAER – Empresa Brasileira de Aeronáutica S.A.		US Airways Group, Inc.

By	/s/ Mauro Kern Junior	By	/s/ Thomas T. Weir
Name:	Mauro Kern Junior	Name:	Thomas T. Weir
Title:	Executive Vice President	Title:	Vice President & Treasurer
Airline Market

By	/s/ Jose Luis D. Molina	Date:	June 30, 2008
Name:	Jose Luis D. Molina	Place:	Phoenix, Arizona, U.S.A.
Title:	Vice President Contracts
Airline Market

Date:	June 30, 2008
Place:	S. Jose Dos Campos, Brazil

Witness:	/s/ Julieta Diederichsen	Witness:	/s/ David Lin
Name:	Julieta Diederichsen	Name:	David Lin

Amendment No. 5 to Purchase Agreement DCT-021/03

ATTACHMENT “D1”
PRICE ESCALATION FORMULA
All Indices mentioned below are based on the United States publications “Employment and Earnings” and “Producer Price Indexes”, published by the Bureau of Labor Statistics of the US Department of Labor (http://stats.bls.gov), that reflect the variations on the prices of labor and commodities on the USA market.
**

Attachment D1 to Amended and Restated Purchase Agreement DCT-021/03

**	Confidential Treatment Requested.